COY-15-RISC/C637-1

S07/1-46924601

UEN : 200611510Z

11 May 2012

Mr Peter Strumph

Interim CEO

CODEXIS INC

Codexis Laboratories Singapore Pte Ltd

61 Science Park Road

#03-15/24 The Galen

Singapore Science Park III

Singapore 117525

Dear Peter

AMENDMENT TO RISC GRANT AWARDED TO CODEXIS LABORATORIES SINGAPORE PTE LTD

1	Please refer to the letter of offer dated 22/10/2007 for a grant under the RISC awarded to CODEXIS INC (hereafter referred to as “the Company”).

2	We are pleased to inform you that the Board has agreed to amend clause 2a,vi part b of the Letter of Offer to the following:

•	Maintain at least 40 Singapore-based research staff by 30th June 2012. No further disbursements shall be made until the preceding condition is met.

3	All other conditions in the letter of offer dated 22/10/2007 shall remain unchanged.

4	Please sign the acknowledgement letter attached and return it to EDB within 30 calendar days from the date of this letter.

Singapore Economic Development Board

250 North Bridge Road  #28-00  Raffles City Tower  Singapore 179101

Tel (65) 6832 6832  Fax (65) 6832 6565  Web www.sedb.com

5	If you have any queries, please contact Mr Pengfei CHEN at Tel 6832 6631 For queries on claims, please call the Finance hotline at 6832 6416.

Yours sincerely

KEVIN LAI
DIRECTOR
BIOMEDICAL SCIENCES enc

COY-15-RISC/C637-1

S07/1-46924601

UEN : 200611510Z

Chairman

Economic Development Board

250 North Bridge Road

#28-00 Raffles City Tower

Singapore 179101

Attention : Mr Kevin Lai

ACKNOWLEDGEMENT OF RECEIPT OF LETTER OF APPROVAL FOR THE AMENDMENT TO RISC GRANT AWARDED TO CODEXIS LABORATORIES SINGAPORE PTE LTD

1.	We refer to your letter dated 11 May 2012 of COY-15-RISC/C637-1.

2.	We confirm that our company has received the letter of approval for the amendment to RISC grant awarded to Codexis Laboratories Singapore Pte Ltd, subject to the terms and conditions set out in the above mentioned letter.

For and on behalf of CODEXIS INC.

Signature of authorised signatory	:

Name of authorised signatory	:	Peter Strumph

Designation of authorised signatory	:	Interim President & CEO

Date	:	May 22, 2012

CC:	Pengfei CHEN/BMS